RULE 10f-3 REPORT FORM
Record of Securities Purchased
Delaware Investments Fund Advisers
1. Name of Fund: LVIP Delaware Foundation Conservative Allocation Fund
2. Name of Issuer: Essent Group Ltd
3. Underwriter from whom purchased: JP Morgan Chase
4. Affiliated Underwriter managing or participating in underwriting syndicate: Macquarie
5. Aggregate principal amount of purchase for this Fund by the Adviser: $3,910 (230 shares)
6. Aggregate principal amount of purchase by all investment companies advised by the Adviser: $1,700,000 000,000 shares)
7. Aggregate principal amount of offering: $335,070,000 (19,710,000 shares)
8. Purchase price (net of fees and expenses): $17.00
9. Offering price at close of first day on which any sales were made: $22.00
10. Date of Purchase: October 31, 2013
11. Date offering commenced: October 31, 2013
12. Commission, spread or profit: $0.6375 / share
13. Have the following conditions been satisfied? Yes
a. The securities are:	Yes	No
part of an issue registered under the Securities Act of 1933 which is being offered to the public;	X
part of an issue of Government
Securities; Eligible Municipal Securities;
sold in an Eligible Foreign Offering; OR
sold in an Eligible Rule 144A Offering?
(See Rule 10f-3 Procedures for definitions of defined terms used herein.)

      b. (1) The securities were purchased prior to the end of the first day on which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities (except, in the case of an Eligible Foreign Offering, for any rights to purchase that are required by law to be granted to existing security holders of the issuer); OR
X
         (2) If the securities to be purchased were offered for subscription upon exercise of rights, such securities were purchased on or before the fourth day preceding the day on which the rights offering terminates?

c. The underwriting was a firm commitment underwriting?
d. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period?	X
e. The issuer of the securities, except for Eligible Municipal Securities, and its predecessors has been in continuous operation for not less than three years?	X
f.     (1) The amount of the securities, other than those sold in an Eligible Rule 144A Offering (see below), purchased by all of the investment companies advised by the Adviser and any purchases by another account with respect to which the Adviser has investment discretion if the Adviser exercised such discretion with respect to the purchase, did not exceed 25% of the principal amount of the offering; OR
X
(2) If the securities purchased were sold in an Eligible Rule 144A Offering, the amount of such securities purchased by all of the investment companies advised by the Adviser and any purchases by another account with respect to which the Adviser has investment discretion if the Adviser exercised such discretion with respect to the purchase, did not exceed 25% of the total of:

(i) The principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers, as defined in Rule 144A(a)(1), plus
(ii) The principal amount of the offering of such class in any concurrent public offering?
g. (1) No affiliated underwriter of the Purchasing Fund was a direct or indirect participant in or beneficiary of the sale; OR	X
(2) With respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group sale or otherwise allocated to the account of an affiliated underwriter?
h. Information has or will be timely supplied to an appropriate officer of the Trust for inclusion on SEC Form N-SAR and quarterly reports to the Trust’s Board of Trustees?	X

All purchases described in this report were executed in compliance with Rule 10f-3 and the Rule 10f-3 procedures adopted by the Board of Trustees of Lincoln Variable Insurance Product Trust.
I have submitted these answers and completed this form based on all available information.
Name:
Title:EVP, Head of. quity Investments
Date: December 12/31/2013

RULE 10f-3 REPORT FORM
Record of Securities Purchased
Delaware Investments Fund Advisers
1. Name of Fund: LVIP Delaware Foundation Aggressive Allocation Fund
2. Name of Issuer: Fidelity & Guaranty Life
3. Underwriter from whom purchased: Credit Suisse First Boston
4. Affiliated Underwriter managing or participating in underwriting syndicate: Macquarie
5. Aggregate principal amount of purchase for this Fund by the Adviser: $34,340 (2,020 shares)
6. Aggregate principal amount of purchase by all investment companies advised by the Adviser: $1,105,000 (65,000 shares)
7. Aggregate principal amount of offering: $16,575,000 (9,750,000 shares)
8. Purchase price (net of fees and expenses): $17.00
9. Offering price at close of first day on which any sales were made: $18.86
10. Date of Purchase: December 13, 2013
11. Date offering commenced: December 13, 2013
12. Commission, spread or profit: $0.663 / share
13. Have the following conditions been satisfied? Yes
a. The securities are:	Yes	No
part of an issue registered under the Securities Act of 1933 which is being offered to the public;	X
part of an issue of Government
Securities; Eligible Municipal Securities;
sold in an Eligible Foreign Offering; OR
sold in an Eligible Rule 144A Offering?
(See Rule 10f-3 Procedures for definitions of defined terms used herein.)

      b. (1) The securities were purchased prior to the end of the first day on which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities (except, in the case of an Eligible Foreign Offering, for any rights to purchase that are required by law to be granted to existing security holders of the issuer); OR

         (2) If the securities to be purchased were offered for subscription upon exercise of rights, such securities were purchased on or before the fourth day preceding the day on which the rights offering terminates?

c. The underwriting was a firm commitment underwriting?
d. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period?
e. The issuer of the securities, except for Eligible Municipal Securities, and its predecessors has been in continuous operation for not less than three years?
f.     (1) The amount of the securities, other than those sold in an Eligible Rule 144A Offering (see below), purchased by all of the investment companies advised by the Adviser and any purchases by another account with respect to which the Adviser has investment discretion if the Adviser exercised such discretion with respect to the purchase, did not exceed 25% of the principal amount of the offering; OR

(2) If the securities purchased were sold in an Eligible Rule 144A Offering, the amount of such securities purchased by all of the investment companies advised by the Adviser and any purchases by another account with respect to which the Adviser has investment discretion if the Adviser exercised such discretion with respect to the purchase, did not exceed 25% of the total of:

(i) The principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers, as defined in Rule 144A(a)(1), plus
(ii) The principal amount of the offering of such class in any concurrent public offering?
g. (1) No affiliated underwriter of the Purchasing Fund was a direct or indirect participant in or beneficiary of the sale; OR	X
(2) With respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group sale or otherwise allocated to the account of an affiliated underwriter?
h. Information has or will be timely supplied to an appropriate officer of the Trust for inclusion on SEC Form N-SAR and quarterly reports to the Trust’s Board of Trustees?	X

All purchases described in this report were executed in compliance with Rule 10f-3 and the Rule 10f-3 procedures adopted by the Board of Trustees of Lincoln Variable Insurance Product Trust.
I have submitted these answers and completed this form based on all available information.
Name:
Title:EVP,‘H ad o Equity Investments
Date: December 12/30/2013

RULE 10f-3 REPORT FORM
Record of Securities Purchased
Delaware Investments Fund Advisers
1. Name of Fund: LVIP Delaware Foundation Conservative Allocation Fund
2. Name of Issuer: Fidelity & Guaranty Life
3. Underwriter from whom purchased: Credit Suisse First Boston
4. Affiliated Underwriter managing or participating in underwriting syndicate: Macquarie
5. Aggregate principal amount of purchase for this Fund by the Adviser: $23,460 (1,380 shares)
6. Aggregate principal amount of purchase by all investment companies advised by the Adviser: $1,105,000 (65,000 shares)
7. Aggregate principal amount of offering: $16,575,000 (9,750,000 shares)
8. Purchase price (net of fees and expenses): $17.00
9. Offering price at close of first day on which any sales were made: $18.86
10. Date of Purchase: December 13, 2013
11. Date offering commenced: December 13, 2013
12. Commission, spread or profit: $0.663 / share
13. Have the following conditions been satisfied? Yes
a. The securities are:	Yes	No
part of an issue registered under the Securities Act of 1933 which is being offered to the public;	X
part of an issue of Government
Securities; Eligible Municipal Securities;
sold in an Eligible Foreign Offering; OR
sold in an Eligible Rule 144A Offering?
(See Rule 10f-3 Procedures for definitions of defined terms used herein.)

      b. (1) The securities were purchased prior to the end of the first day on which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities (except, in the case of an Eligible Foreign Offering, for any rights to purchase that are required by law to be granted to existing security holders of the issuer); OR

         (2) If the securities to be purchased were offered for subscription upon exercise of rights, such securities were purchased on or before the fourth day preceding the day on which the rights offering terminates?

c. The underwriting was a firm commitment underwriting?	X
d. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period?	X
e. The issuer of the securities, except for Eligible Municipal Securities, and its predecessors has been in continuous operation for not less than three years?	X
f.     (1) The amount of the securities, other than those sold in an Eligible Rule 144A Offering (see below), purchased by all of the investment companies advised by the Adviser and any purchases by another account with respect to which the Adviser has investment discretion if the Adviser exercised such discretion with respect to the purchase, did not exceed 25% of the principal amount of the offering; OR
X
(2) If the securities purchased were sold in an Eligible Rule 144A Offering, the amount of such securities purchased by all of the investment companies advised by the Adviser and any purchases by another account with respect to which the Adviser has investment discretion if the Adviser exercised such discretion with respect to the purchase, did not exceed 25% of the total of:

(i) The principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers, as defined in Rule 144A(a)(1), plus
(ii) The principal amount of the offering of such class in any concurrent public offering?
g. (1) No affiliated underwriter of the Purchasing Fund was a direct or indirect participant in or beneficiary of the sale; OR	X
(2) With respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group sale or otherwise allocated to the account of an affiliated underwriter?
h. Information has or will be timely supplied to an appropriate officer of the Trust for inclusion on SEC Form N-SAR and quarterly reports to the Trust’s Board of Trustees?	X

All purchases described in this report were executed in compliance with Rule 10f-3 and the Rule 10f-3 procedures adopted by the Board of Trustees of Lincoln Variable Insurance Product Trust.
I have submitted these answers and completed this form based on all available information.
Name:
Title:EVP,‘H ad o Equity Investments
Date: December 12/30/2013

RULE 10f-3 REPORT FORM
Record of Securities Purchased
Delaware Investments Fund Advisers
1. Name of Fund: LVIP Delaware Foundation Moderate Allocation Fund
2. Name of Issuer: Fidelity & Guaranty Life
3. Underwriter from whom purchased: Credit Suisse First Boston
4. Affiliated Underwriter managing or participating in underwriting syndicate: Macquarie
5. Aggregate principal amount of purchase for this Fund by the Adviser: $10,965 (645 shares)
6. Aggregate principal amount of purchase by all investment companies advised by the Adviser: $1,105,000 (65,000 shares)
7. Aggregate principal amount of offering: $16,575,000 (9,750,000 shares)
8. Purchase price (net of fees and expenses): $17.00
9. Offering price at close of first day on which any sales were made: $18.86
10. Date of Purchase: December 13, 2013
11. Date offering commenced: December 13, 2013
12. Commission, spread or profit: $0.663 / share
13. Have the following conditions been satisfied? Yes
a. The securities are:	Yes	No
part of an issue registered under the Securities Act of 1933 which is being offered to the public;	X
part of an issue of Government
Securities; Eligible Municipal Securities;
sold in an Eligible Foreign Offering; OR
sold in an Eligible Rule 144A Offering?
(See Rule 10f-3 Procedures for definitions of defined terms used herein.)

      b. (1) The securities were purchased prior to the end of the first day on which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities (except, in the case of an Eligible Foreign Offering, for any rights to purchase that are required by law to be granted to existing security holders of the issuer); OR
X
         (2) If the securities to be purchased were offered for subscription upon exercise of rights, such securities were purchased on or before the fourth day preceding the day on which the rights offering terminates?

c. The underwriting was a firm commitment underwriting?	X
d. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period?	X
e. The issuer of the securities, except for Eligible Municipal Securities, and its predecessors has been in continuous operation for not less than three years?	X
f.     (1) The amount of the securities, other than those sold in an Eligible Rule 144A Offering (see below), purchased by all of the investment companies advised by the Adviser and any purchases by another account with respect to which the Adviser has investment discretion if the Adviser exercised such discretion with respect to the purchase, did not exceed 25% of the principal amount of the offering; OR

(2) If the securities purchased were sold in an Eligible Rule 144A Offering, the amount of such securities purchased by all of the investment companies advised by the Adviser and any purchases by another account with respect to which the Adviser has investment discretion if the Adviser exercised such discretion with respect to the purchase, did not exceed 25% of the total of:

(i) The principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers, as defined in Rule 144A(a)(1), plus
(ii) The principal amount of the offering of such class in any concurrent public offering?
g. (1) No affiliated underwriter of the Purchasing Fund was a direct or indirect participant in or beneficiary of the sale; OR
(2) With respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group sale or otherwise allocated to the account of an affiliated underwriter?
h. Information has or will be timely supplied to an appropriate officer of the Trust for inclusion on SEC Form N-SAR and quarterly reports to the Trust’s Board of Trustees?	X

All purchases described in this report were executed in compliance with Rule 10f-3 and the Rule 10f-3 procedures adopted by the Board of Trustees of Lincoln Variable Insurance Product Trust.
I have submitted these answers and completed this form based on all available information.
Name:
Title: EVP, Head of Equity Investments
Date: December 12/30/2013

RULE 10f-3 REPORT FORM
Record of Securities Purchased
Delaware Investments Fund Advisers
1. Name of Fund: LVIP Delaware Foundation Aggressive Allocation Fund
2. Name of Issuer: Essent Group Ltd
3. Underwriter from whom purchased: JP Morgan Chase
4. Affiliated Underwriter managing or participating in underwriting syndicate: Macquarie
5. Aggregate principal amount of purchase for this Fund by the Adviser: $5,610 (330 shares)
6. Aggregate principal amount of purchase by all investment companies advised by the Adviser: $1,700,000 (100,000 shares)
7. Aggregate principal amount of offering: $335,070,000 (19,710,000 shares)
8. Purchase price (net of fees and expenses): $17.00
9. Offering price at close of first day on which any sales were made: $22.00
10. Date of Purchase: October 31, 2013
11. Date offering commenced: October 31, 2013
12. Commission, spread or profit: $0.6375 / share
13. Have the following conditions been satisfied? Yes
a. The securities are:	Yes	No
part of an issue registered under the Securities Act of 1933 which is being offered to the public;	X
part of an issue of Government
Securities; Eligible Municipal Securities;
sold in an Eligible Foreign Offering; OR
sold in an Eligible Rule 144A Offering?
(See Rule 10f-3 Procedures for definitions of defined terms used herein.)

      b. (1) The securities were purchased prior to the end of the first day on which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities (except, in the case of an Eligible Foreign Offering, for any rights to purchase that are required by law to be granted to existing security holders of the issuer); OR

         (2) If the securities to be purchased were offered for subscription upon exercise of rights, such securities were purchased on or before the fourth day preceding the day on which the rights offering terminates?

c. The underwriting was a firm commitment underwriting?
d. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period?	X
e. The issuer of the securities, except for Eligible Municipal Securities, and its predecessors has been in continuous operation for not less than three years?	X
f.     (1) The amount of the securities, other than those sold in an Eligible Rule 144A Offering (see below), purchased by all of the investment companies advised by the Adviser and any purchases by another account with respect to which the Adviser has investment discretion if the Adviser exercised such discretion with respect to the purchase, did not exceed 25% of the principal amount of the offering; OR
X
(2) If the securities purchased were sold in an Eligible Rule 144A Offering, the amount of such securities purchased by all of the investment companies advised by the Adviser and any purchases by another account with respect to which the Adviser has investment discretion if the Adviser exercised such discretion with respect to the purchase, did not exceed 25% of the total of:

(i) The principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers, as defined in Rule 144A(a)(1), plus
(ii) The principal amount of the offering of such class in any concurrent public offering?
g. (1) No affiliated underwriter of the Purchasing Fund was a direct or indirect participant in or beneficiary of the sale; OR	X
(2) With respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group sale or otherwise allocated to the account of an affiliated underwriter?
h. Information has or will be timely supplied to an appropriate officer of the Trust for inclusion on SEC Form N-SAR and quarterly reports to the Trust’s Board of Trustees?	X

All purchases described in this report were executed in compliance with Rule 10f-3 and the Rule 10f-3 procedures adopted by the Board of Trustees of Lincoln Variable Insurance Product Trust.
I have submitted these answers and completed this form based on all available information.
Name:
Title: EVP, Head of Equity Investments
Date: December 12/30/2013

RULE 10f-3 REPORT FORM
Record of Securities Purchased
Delaware Investments Fund Advisers
1. Name of Fund: LVIP Delaware Foundation Moderate Allocation Fund
2. Name of Issuer: Essent Group Ltd
3. Underwriter from whom purchased: JP Morgan Chase
4. Affiliated Underwriter managing or participating in underwriting syndicate: Macquarie
5. Aggregate principal amount of purchase for this Fund by the Adviser: $1,870 (110 shares)
6. Aggregate principal amount of purchase by all investment companies advised by the Adviser: $1,700,000 (100,000 shares)
7. Aggregate principal amount of offering: $335,070,000 (19,710,000 shares)
8. Purchase price (net of fees and expenses): $17.00
9. Offering price at close of first day on which any sales were made: $22.00
10. Date of Purchase: October 31, 2013
11. Date offering commenced: October 31, 2013
12. Commission, spread or profit: $0.6375 / share
13. Have the following conditions been satisfied? Yes
a. The securities are:	Yes	No
part of an issue registered under the Securities Act of 1933 which is being offered to the public;	X
part of an issue of Government
Securities; Eligible Municipal Securities;
sold in an Eligible Foreign Offering; OR
sold in an Eligible Rule 144A Offering?
(See Rule 10f-3 Procedures for definitions of defined terms used herein.)

      b. (1) The securities were purchased prior to the end of the first day on which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities (except, in the case of an Eligible Foreign Offering, for any rights to purchase that are required by law to be granted to existing security holders of the issuer); OR
X
         (2) If the securities to be purchased were offered for subscription upon exercise of rights, such securities were purchased on or before the fourth day preceding the day on which the rights offering terminates?

c. The underwriting was a firm commitment underwriting?	X
d. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period?	X
e. The issuer of the securities, except for Eligible Municipal Securities, and its predecessors has been in continuous operation for not less than three years?	X
f.     (1) The amount of the securities, other than those sold in an Eligible Rule 144A Offering (see below), purchased by all of the investment companies advised by the Adviser and any purchases by another account with respect to which the Adviser has investment discretion if the Adviser exercised such discretion with respect to the purchase, did not exceed 25% of the principal amount of the offering; OR
X
(2) If the securities purchased were sold in an Eligible Rule 144A Offering, the amount of such securities purchased by all of the investment companies advised by the Adviser and any purchases by another account with respect to which the Adviser has investment discretion if the Adviser exercised such discretion with respect to the purchase, did not exceed 25% of the total of:

(i) The principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers, as defined in Rule 144A(a)(1), plus
(ii) The principal amount of the offering of such class in any concurrent public offering?
g. (1) No affiliated underwriter of the Purchasing Fund was a direct or indirect participant in or beneficiary of the sale; OR	X
(2) With respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group sale or otherwise allocated to the account of an affiliated underwriter?
h. Information has or will be timely supplied to an appropriate officer of the Trust for inclusion on SEC Form N-SAR and quarterly reports to the Trust’s Board of Trustees?	X

All purchases described in this report were executed in compliance with Rule 10f-3 and the Rule 10f-3 procedures adopted by the Board of Trustees of Lincoln Variable Insurance Product Trust.
I have submitted these answers and completed this form based on all available information.
Name:
Title: EVP, Head of Equity Investments
Date: December 12/30/2013

RULE 10f-3 REPORT FORM
Record of Securities Purchased
J.P. Morgan Investment Management Inc.
1. Name of Fund: LVIP JPMorgan High Yield Fund
2. Name of Issuer: Healthcare Technology Intermediate, Inc. (RX 7.375% September 1, 2018 144A), Cusip 42225XAA
3. Underwriter from whom purchased: Goldman Sachs and Company
4. Affiliated Underwriter managing or participating in underwriting syndicate: JPMorgan Securities Inc.
5. Aggregate principal amount of purchase for this Fund by the Adviser: $387,000
6. Aggregate principal amount of purchase by all investment companies advised by the Adviser: $32,098,000
7. Aggregate principal amount of offering: $750,000,000
8. Purchase price (net of fees and expenses): $100.00
9. Offering price at close of first day on which any sales were made: $100.00
10. Date of Purchase: 8/1/2013
11. Date offering commenced: 8/1/2013
12. Commission, spread or profit: 1.75%
13. Have the following conditions been satisfied?
a. The securities are:	Yes	No
part of an issue registered under the Securities Act of 1933 which is being offered to the public;
part of an issue of Government
Securities; Eligible Municipal Securities;
sold in an Eligible Foreign Offering; OR
sold in an Eligible Rule 144A Offering?	X
(See Rule 10f-3 Procedures for definitions of defined terms used herein.)

      b. (1) The securities were purchased prior to the end of the first day on which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities (except, in the case of an Eligible Foreign Offering, for any rights to purchase that are required by law to be granted to existing security holders of the issuer); OR
X
         (2) If the securities to be purchased were offered for subscription upon exercise of rights, such securities were purchased on or before the fourth day preceding the day on which the rights offering terminates?

c. The underwriting was a firm commitment underwriting?	X
d. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period?	X
e. The issuer of the securities, except for Eligible Municipal Securities, and its predecessors has been in continuous operation for not less than three years?	X
f.     (1) The amount of the securities, other than those sold in an Eligible Rule 144A Offering (see below), purchased by all of the investment companies advised by the Adviser and any purchases by another account with respect to which the Adviser has investment discretion if the Adviser exercised such discretion with respect to the purchase, did not exceed 25% of the principal amount of the offering; OR

(2) If the securities purchased were sold in an Eligible Rule 144A Offering, the amount of such securities purchased by all of the investment companies advised by the Adviser and any purchases by another account with respect to which the Adviser has investment discretion if the Adviser exercised such discretion with respect to the purchase, did not exceed 25% of the total of:

(i) The principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers, as defined in Rule 144A(a)(1), plus
(ii) The principal amount of the offering of such class in any concurrent public offering?	X
g. (1) No affiliated underwriter of the Purchasing Fund was a direct or indirect participant in or beneficiary of the sale; OR	X
(2) With respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group sale or otherwise allocated to the account of an affiliated underwriter?
h. Information has or will be timely supplied to an appropriate officer of the Trust for inclusion on SEC Form N-SAR and quarterly reports to the Trust’s Board of Trustees?	X

All purchases described in this report were executed in compliance with Rule 10f-3 and the Rule 10f-3 procedures adopted by the Board of Trustees of Lincoln Variable Insurance Product Trust.
I have submitted these answers and completed this form based on all available information.
Name: Anna K. Jensen
Title: Vice President, Regulatory Reporting Manager
Date: October 8, 2013

RULE 10f-3 REPORT FORM
Record of Securities Purchased
J.P. Morgan Investment Management Inc.
1. Name of Fund: LVIP JPMorgan High Yield Fund
2. Name of Issuer: Best Buy Co., Inc. (BBY 5.00% August 1, 2018), Cusip 086516AM
3. Underwriter from whom purchased: Barclays Capital Inc.
4. Affiliated Underwriter managing or participating in underwriting syndicate: JPMorgan Securities Inc.
5. Aggregate principal amount of purchase for this Fund by the Adviser: $299,991
6. Aggregate principal amount of purchase by all investment companies advised by the Adviser: $13,634,591
7. Aggregate principal amount of offering: $499,985,000
8. Purchase price (net of fees and expenses): $99.997
9. Offering price at close of first day on which any sales were made: $99.997
10. Date of Purchase: 7/11/2013
11. Date offering commenced: 7/11/2013
12. Commission, spread or profit: 0.98%
13. Have the following conditions been satisfied?
a. The securities are:	Yes	No
part of an issue registered under the Securities Act of 1933 which is being offered to the public;	X
part of an issue of Government
Securities; Eligible Municipal Securities;
sold in an Eligible Foreign Offering; OR
sold in an Eligible Rule 144A Offering?
(See Rule 10f-3 Procedures for definitions of defined terms used herein.)

      b. (1) The securities were purchased prior to the end of the first day on which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities (except, in the case of an Eligible Foreign Offering, for any rights to purchase that are required by law to be granted to existing security holders of the issuer); OR
X
         (2) If the securities to be purchased were offered for subscription upon exercise of rights, such securities were purchased on or before the fourth day preceding the day on which the rights offering terminates?

c. The underwriting was a firm commitment underwriting?	X
d. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period?	X
e. The issuer of the securities, except for Eligible Municipal Securities, and its predecessors has been in continuous operation for not less than three years?	X
f.     (1) The amount of the securities, other than those sold in an Eligible Rule 144A Offering (see below), purchased by all of the investment companies advised by the Adviser and any purchases by another account with respect to which the Adviser has investment discretion if the Adviser exercised such discretion with respect to the purchase, did not exceed 25% of the principal amount of the offering; OR
X
(2) If the securities purchased were sold in an Eligible Rule 144A Offering, the amount of such securities purchased by all of the investment companies advised by the Adviser and any purchases by another account with respect to which the Adviser has investment discretion if the Adviser exercised such discretion with respect to the purchase, did not exceed 25% of the total of:

(i) The principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers, as defined in Rule 144A(a)(1), plus
(ii) The principal amount of the offering of such class in any concurrent public offering?
g. (1) No affiliated underwriter of the Purchasing Fund was a direct or indirect participant in or beneficiary of the sale; OR	X
(2) With respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group sale or otherwise allocated to the account of an affiliated underwriter?
h. Information has or will be timely supplied to an appropriate officer of the Trust for inclusion on SEC Form N-SAR and quarterly reports to the Trust’s Board of Trustees?	X

All purchases described in this report were executed in compliance with Rule 10f-3 and the Rule 10f-3 procedures adopted by the Board of Trustees of Lincoln Variable Insurance Product Trust.
I have submitted these answers and completed this form based on all available information.
Name: Anna K. Jensen
Title: Vice President, Regulatory Reporting Manager
Date: October 8, 2013

RULE 10f-3 REPORT FORM
Record of Securities Purchased
J.P. Morgan Investment Management Inc.
1. Name of Fund: LVIP JPMorgan High Yield Fund
2. Name of Issuer: Best Buy Co., Inc. (BBY 5.00% August 1, 2018), Cusip 086516AM
3. Underwriter from whom purchased: BofA Merrill Lynch
4. Affiliated Underwriter managing or participating in underwriting syndicate: JPMorgan Securities Inc.
5. Aggregate principal amount of purchase for this Fund by the Adviser: $340,000
6. Aggregate principal amount of purchase by all investment companies advised by the Adviser: $13,275,000
7. Aggregate principal amount of offering: $350,000,000
8. Purchase price (net of fees and expenses): $100.00
9. Offering price at close of first day on which any sales were made: $100.00
10. Date of Purchase: 11/6/2013
11. Date offering commenced: 11/6/2013
12. Commission, spread or profit: 1.49%
13. Have the following conditions been satisfied?
a. The securities are:	Yes	No
part of an issue registered under the Securities Act of 1933 which is being offered to the public;	X
part of an issue of Government
Securities; Eligible Municipal Securities;
sold in an Eligible Foreign Offering; OR
sold in an Eligible Rule 144A Offering?
(See Rule 10f-3 Procedures for definitions of defined terms used herein.)

      b. (1) The securities were purchased prior to the end of the first day on which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities (except, in the case of an Eligible Foreign Offering, for any rights to purchase that are required by law to be granted to existing security holders of the issuer); OR
X
         (2) If the securities to be purchased were offered for subscription upon exercise of rights, such securities were purchased on or before the fourth day preceding the day on which the rights offering terminates?

c. The underwriting was a firm commitment underwriting?	X
d. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period?	X
e. The issuer of the securities, except for Eligible Municipal Securities, and its predecessors has been in continuous operation for not less than three years?	X
f.     (1) The amount of the securities, other than those sold in an Eligible Rule 144A Offering (see below), purchased by all of the investment companies advised by the Adviser and any purchases by another account with respect to which the Adviser has investment discretion if the Adviser exercised such discretion with respect to the purchase, did not exceed 25% of the principal amount of the offering; OR
X
(2) If the securities purchased were sold in an Eligible Rule 144A Offering, the amount of such securities purchased by all of the investment companies advised by the Adviser and any purchases by another account with respect to which the Adviser has investment discretion if the Adviser exercised such discretion with respect to the purchase, did not exceed 25% of the total of:

(i) The principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers, as defined in Rule 144A(a)(1), plus
(ii) The principal amount of the offering of such class in any concurrent public offering?
g. (1) No affiliated underwriter of the Purchasing Fund was a direct or indirect participant in or beneficiary of the sale; OR	X
(2) With respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group sale or otherwise allocated to the account of an affiliated underwriter?
h. Information has or will be timely supplied to an appropriate officer of the Trust for inclusion on SEC Form N-SAR and quarterly reports to the Trust’s Board of Trustees?	X

All purchases described in this report were executed in compliance with Rule 10f-3 and the Rule 10f-3 procedures adopted by the Board of Trustees of Lincoln Variable Insurance Product Trust.
I have submitted these answers and completed this form based on all available information.
Name: Anna K. Jensen
Title: Vice President, Regulatory Reporting Manager
Date: January 13, 2014

RULE 10f-3 REPORT FORM
Record of Securities Purchased
J.P. Morgan Investment Management Inc.
1. Name of Fund: LVIP JPMorgan High Yield Fund
2. Name of Issuer: Best Buy Co., Inc. (BBY 5.00% August 1, 2018), Cusip 086516AM
3. Underwriter from whom purchased: Deutsche Bank Securities
4. Affiliated Underwriter managing or participating in underwriting syndicate: JPMorgan Securities Inc.
5. Aggregate principal amount of purchase for this Fund by the Adviser: $331,500
6. Aggregate principal amount of purchase by all investment companies advised by the Adviser: $13,588,440
7. Aggregate principal amount of offering: $1,275,000,000
8. Purchase price (net of fees and expenses): $102.00
9. Offering price at close of first day on which any sales were made: $102.00
10. Date of Purchase: 10/8/2013
11. Date offering commenced: 10/8/2013
12. Commission, spread or profit: 0.13%
13. Have the following conditions been satisfied?
a. The securities are:	Yes	No
part of an issue registered under the Securities Act of 1933 which is being offered to the public;	X
part of an issue of Government
Securities; Eligible Municipal Securities;
sold in an Eligible Foreign Offering; OR
sold in an Eligible Rule 144A Offering?
(See Rule 10f-3 Procedures for definitions of defined terms used herein.)

      b. (1) The securities were purchased prior to the end of the first day on which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities (except, in the case of an Eligible Foreign Offering, for any rights to purchase that are required by law to be granted to existing security holders of the issuer); OR
X
         (2) If the securities to be purchased were offered for subscription upon exercise of rights, such securities were purchased on or before the fourth day preceding the day on which the rights offering terminates?

c. The underwriting was a firm commitment underwriting?	X
d. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period?	X
e. The issuer of the securities, except for Eligible Municipal Securities, and its predecessors has been in continuous operation for not less than three years?	X
f.     (1) The amount of the securities, other than those sold in an Eligible Rule 144A Offering (see below), purchased by all of the investment companies advised by the Adviser and any purchases by another account with respect to which the Adviser has investment discretion if the Adviser exercised such discretion with respect to the purchase, did not exceed 25% of the principal amount of the offering; OR
X
(2) If the securities purchased were sold in an Eligible Rule 144A Offering, the amount of such securities purchased by all of the investment companies advised by the Adviser and any purchases by another account with respect to which the Adviser has investment discretion if the Adviser exercised such discretion with respect to the purchase, did not exceed 25% of the total of:

(i) The principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers, as defined in Rule 144A(a)(1), plus
(ii) The principal amount of the offering of such class in any concurrent public offering?
g. (1) No affiliated underwriter of the Purchasing Fund was a direct or indirect participant in or beneficiary of the sale; OR	X
(2) With respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group sale or otherwise allocated to the account of an affiliated underwriter?
h. Information has or will be timely supplied to an appropriate officer of the Trust for inclusion on SEC Form N-SAR and quarterly reports to the Trust’s Board of Trustees?	X

All purchases described in this report were executed in compliance with Rule 10f-3 and the Rule 10f-3 procedures adopted by the Board of Trustees of Lincoln Variable Insurance Product Trust.
I have submitted these answers and completed this form based on all available information.
Name: Anna K. Jensen
Title: Vice President, Regulatory Reporting Manager
Date: January 13, 2014

RULE 10f-3 REPORT FORM
Record of Securities Purchased
J.P. Morgan Investment Management Inc.
1. Name of Fund: LVIP JPMorgan High Yield Fund
2. Name of Issuer: Sprint Corporation (S 7.25% September 15, 2021 144A), Cusip 85207UAA
3. Underwriter from whom purchased: Deutsche Bank Securities
4. Affiliated Underwriter managing or participating in underwriting syndicate: JPMorgan Securities Inc.
5. Aggregate principal amount of purchase for this Fund by the Adviser: $243,000
6. Aggregate principal amount of purchase by all investment companies advised by the Adviser: $32,602,000
7. Aggregate principal amount of offering: $2,250,000,000
8. Purchase price (net of fees and expenses): $100.00
9. Offering price at close of first day on which any sales were made: $100.00
10. Date of Purchase: 9/04/2013
11. Date offering commenced: 9/04/2013
12. Commission, spread or profit: 1.50%
13. Have the following conditions been satisfied?
a. The securities are:	Yes	No
part of an issue registered under the Securities Act of 1933 which is being offered to the public;
part of an issue of Government
Securities; Eligible Municipal Securities;
sold in an Eligible Foreign Offering; OR
sold in an Eligible Rule 144A Offering?	X
(See Rule 10f-3 Procedures for definitions of defined terms used herein.)

      b. (1) The securities were purchased prior to the end of the first day on which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities (except, in the case of an Eligible Foreign Offering, for any rights to purchase that are required by law to be granted to existing security holders of the issuer); OR
X
         (2) If the securities to be purchased were offered for subscription upon exercise of rights, such securities were purchased on or before the fourth day preceding the day on which the rights offering terminates?

c. The underwriting was a firm commitment underwriting?	X
d. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period?	X
e. The issuer of the securities, except for Eligible Municipal Securities, and its predecessors has been in continuous operation for not less than three years?	X
f.     (1) The amount of the securities, other than those sold in an Eligible Rule 144A Offering (see below), purchased by all of the investment companies advised by the Adviser and any purchases by another account with respect to which the Adviser has investment discretion if the Adviser exercised such discretion with respect to the purchase, did not exceed 25% of the principal amount of the offering; OR

(2) If the securities purchased were sold in an Eligible Rule 144A Offering, the amount of such securities purchased by all of the investment companies advised by the Adviser and any purchases by another account with respect to which the Adviser has investment discretion if the Adviser exercised such discretion with respect to the purchase, did not exceed 25% of the total of:

(i) The principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers, as defined in Rule 144A(a)(1), plus
(ii) The principal amount of the offering of such class in any concurrent public offering?	X
g. (1) No affiliated underwriter of the Purchasing Fund was a direct or indirect participant in or beneficiary of the sale; OR	X
(2) With respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group sale or otherwise allocated to the account of an affiliated underwriter?
h. Information has or will be timely supplied to an appropriate officer of the Trust for inclusion on SEC Form N-SAR and quarterly reports to the Trust’s Board of Trustees?	X

All purchases described in this report were executed in compliance with Rule 10f-3 and the Rule 10f-3 procedures adopted by the Board of Trustees of Lincoln Variable Insurance Product Trust.
I have submitted these answers and completed this form based on all available information.
Name: Anna K. Jensen
Title: Vice President, Regulatory Reporting Manager
Date: October 21, 2013

RULE 10f-3 REPORT FORM
Record of Securities Purchased
J.P. Morgan Investment Management Inc.
1. Name of Fund: LVIP JPMorgan Mid Cap Value RPM Fund
2. Name of Issuer: CommScope Holding Company, Inc. (COMM) IPO, (Cusip 20337X10)
3. Underwriter from whom purchased: Deutsche Bank Securities
4. Affiliated Underwriter managing or participating in underwriting syndicate: JPMorgan Securities Inc.
5. Aggregate principal amount of purchase for this Fund by the Adviser: $624,000
6. Aggregate principal amount of purchase by all investment companies advised by the Adviser: $70,794,000
7. Aggregate principal amount of offering: $676,923,055
8. Purchase price (net of fees and expenses): $15.00
9. Offering price at close of first day on which any sales were made: $15.00
10. Date of Purchase: 10/25/2013
11. Date offering commenced: 10/25/2013
12. Commission, spread or profit: $0.7875 share
13. Have the following conditions been satisfied?
a. The securities are:	Yes	No
part of an issue registered under the Securities Act of 1933 which is being offered to the public;	X
part of an issue of Government
Securities; Eligible Municipal Securities;
sold in an Eligible Foreign Offering; OR
sold in an Eligible Rule 144A Offering?
(See Rule 10f-3 Procedures for definitions of defined terms used herein.)

      b. (1) The securities were purchased prior to the end of the first day on which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities (except, in the case of an Eligible Foreign Offering, for any rights to purchase that are required by law to be granted to existing security holders of the issuer); OR
X
         (2) If the securities to be purchased were offered for subscription upon exercise of rights, such securities were purchased on or before the fourth day preceding the day on which the rights offering terminates?

c. The underwriting was a firm commitment underwriting?	X
d. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period?	X
e. The issuer of the securities, except for Eligible Municipal Securities, and its predecessors has been in continuous operation for not less than three years?	X
f.     (1) The amount of the securities, other than those sold in an Eligible Rule 144A Offering (see below), purchased by all of the investment companies advised by the Adviser and any purchases by another account with respect to which the Adviser has investment discretion if the Adviser exercised such discretion with respect to the purchase, did not exceed 25% of the principal amount of the offering; OR
X
(2) If the securities purchased were sold in an Eligible Rule 144A Offering, the amount of such securities purchased by all of the investment companies advised by the Adviser and any purchases by another account with respect to which the Adviser has investment discretion if the Adviser exercised such discretion with respect to the purchase, did not exceed 25% of the total of:

(i) The principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers, as defined in Rule 144A(a)(1), plus
(ii) The principal amount of the offering of such class in any concurrent public offering?
g. (1) No affiliated underwriter of the Purchasing Fund was a direct or indirect participant in or beneficiary of the sale; OR	X
(2) With respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group sale or otherwise allocated to the account of an affiliated underwriter?
h. Information has or will be timely supplied to an appropriate officer of the Trust for inclusion on SEC Form N-SAR and quarterly reports to the Trust’s Board of Trustees?	X

All purchases described in this report were executed in compliance with Rule 10f-3 and the Rule 10f-3 procedures adopted by the Board of Trustees of Lincoln Variable Insurance Product Trust.
I have submitted these answers and completed this form based on all available information.
Name: Anna K. Jensen
Title: Vice President, Regulatory Reporting Manager
Date: January 13, 2014

RULE 10f-3 REPORT FORM
Record of Securities Purchased
J.P. Morgan Investment Management Inc.
1. Name of Fund: LVIP JPMorgan Mid Cap Value RPM Fund
2. Name of Issuer: Jarden Corporation (JAH, Cusip 47110910)
3. Underwriter from whom purchased: Barclays
4. Affiliated Underwriter managing or participating in underwriting syndicate: JPMorgan Securities Inc.
5. Aggregate principal amount of purchase for this Fund by the Adviser: $79,900
6. Aggregate principal amount of purchase by all investment companies advised by the Adviser: $13,996,600
7. Aggregate principal amount of offering: $705,000,000
8. Purchase price (net of fees and expenses): $47.00
9. Offering price at close of first day on which any sales were made: $47.00
10. Date of Purchase: 9/5/2013
11. Date offering commenced: 9/5/2013
12. Commission, spread or profit: $1.35125/share
13. Have the following conditions been satisfied?
a. The securities are:	Yes	No
part of an issue registered under the Securities Act of 1933 which is being offered to the public;	X
part of an issue of Government
Securities; Eligible Municipal Securities;
sold in an Eligible Foreign Offering; OR
sold in an Eligible Rule 144A Offering?
(See Rule 10f-3 Procedures for definitions of defined terms used herein.)

      b. (1) The securities were purchased prior to the end of the first day on which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities (except, in the case of an Eligible Foreign Offering, for any rights to purchase that are required by law to be granted to existing security holders of the issuer); OR
X
         (2) If the securities to be purchased were offered for subscription upon exercise of rights, such securities were purchased on or before the fourth day preceding the day on which the rights offering terminates?

c. The underwriting was a firm commitment underwriting?	X
d. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period?	X
e. The issuer of the securities, except for Eligible Municipal Securities, and its predecessors has been in continuous operation for not less than three years?	X
f.     (1) The amount of the securities, other than those sold in an Eligible Rule 144A Offering (see below), purchased by all of the investment companies advised by the Adviser and any purchases by another account with respect to which the Adviser has investment discretion if the Adviser exercised such discretion with respect to the purchase, did not exceed 25% of the principal amount of the offering; OR
X
(2) If the securities purchased were sold in an Eligible Rule 144A Offering, the amount of such securities purchased by all of the investment companies advised by the Adviser and any purchases by another account with respect to which the Adviser has investment discretion if the Adviser exercised such discretion with respect to the purchase, did not exceed 25% of the total of:

(i) The principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers, as defined in Rule 144A(a)(1), plus
(ii) The principal amount of the offering of such class in any concurrent public offering?
g. (1) No affiliated underwriter of the Purchasing Fund was a direct or indirect participant in or beneficiary of the sale; OR	X
(2) With respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group sale or otherwise allocated to the account of an affiliated underwriter?
h. Information has or will be timely supplied to an appropriate officer of the Trust for inclusion on SEC Form N-SAR and quarterly reports to the Trust’s Board of Trustees?	X

All purchases described in this report were executed in compliance with Rule 10f-3 and the Rule 10f-3 procedures adopted by the Board of Trustees of Lincoln Variable Insurance Product Trust.
I have submitted these answers and completed this form based on all available information.
Name: Anna K. Jensen
Title: Vice President
Date: October 11, 2013

RULE 10f-3 REPORT FORM
Record of Securities Purchased
J.P. Morgan Investment Management Inc.
1. Name of Fund: LVIP JPMorgan High Yield Fund
2. Name of Issuer: Aircastle Limited (AYR 4.625% December 15, 2018), Cusip 00928QAL
3. Underwriter from whom purchased: Citigroup Global Markets
4. Affiliated Underwriter managing or participating in underwriting syndicate: JPMorgan Securities Inc.
5. Aggregate principal amount of purchase for this Fund by the Adviser: $220,000
6. Aggregate principal amount of purchase by all investment companies advised 37,240,00013,996,600
7. Aggregate principal amount of offering: $400,000,000
8. Purchase price (net of fees and expenses): $100.00
9. Offering price at close of first day on which any sales were made: $100.00
10. Date of Purchase: 12/2/2013
11. Date offering commenced: 12/2/2013
12. Commission, spread or profit: 1.50%
13. Have the following conditions been satisfied?
a. The securities are:	Yes	No
part of an issue registered under the Securities Act of 1933 which is being offered to the public;	X
part of an issue of Government
Securities; Eligible Municipal Securities;
sold in an Eligible Foreign Offering; OR
sold in an Eligible Rule 144A Offering?
(See Rule 10f-3 Procedures for definitions of defined terms used herein.)

      b. (1) The securities were purchased prior to the end of the first day on which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities (except, in the case of an Eligible Foreign Offering, for any rights to purchase that are required by law to be granted to existing security holders of the issuer); OR
X
         (2) If the securities to be purchased were offered for subscription upon exercise of rights, such securities were purchased on or before the fourth day preceding the day on which the rights offering terminates?

c. The underwriting was a firm commitment underwriting?	X
d. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period?	X
e. The issuer of the securities, except for Eligible Municipal Securities, and its predecessors has been in continuous operation for not less than three years?	X
f.     (1) The amount of the securities, other than those sold in an Eligible Rule 144A Offering (see below), purchased by all of the investment companies advised by the Adviser and any purchases by another account with respect to which the Adviser has investment discretion if the Adviser exercised such discretion with respect to the purchase, did not exceed 25% of the principal amount of the offering; OR
X
(2) If the securities purchased were sold in an Eligible Rule 144A Offering, the amount of such securities purchased by all of the investment companies advised by the Adviser and any purchases by another account with respect to which the Adviser has investment discretion if the Adviser exercised such discretion with respect to the purchase, did not exceed 25% of the total of:

(i) The principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers, as defined in Rule 144A(a)(1), plus
(ii) The principal amount of the offering of such class in any concurrent public offering?
g. (1) No affiliated underwriter of the Purchasing Fund was a direct or indirect participant in or beneficiary of the sale; OR	X
(2) With respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group sale or otherwise allocated to the account of an affiliated underwriter?
h. Information has or will be timely supplied to an appropriate officer of the Trust for inclusion on SEC Form N-SAR and quarterly reports to the Trust’s Board of Trustees?	X

All purchases described in this report were executed in compliance with Rule 10f-3 and the Rule 10f-3 procedures adopted by the Board of Trustees of Lincoln Variable Insurance Product Trust.
I have submitted these answers and completed this form based on all available information.
Name: Anna K. Jensen
Title: Vice President, Regulatory Reporting Manager
Date: January 22, 2014